                                                                  Exhibit 4(f)


                                 [FACE OF NOTE]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this Note may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                                                             CUSIP No. 375766AB8
No.__                                                        $150,000,000.00

                              The Gillette Company

                         4.75% Note due August 15, 1996

         The Gillette Company, a Delaware corporation (the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, the principal sum of One Hundred Fifty Million ($150,000,000.00) Dollars on August 15, 1996.

         Interest Payment Dates: February 15 and August 15, commencing February 15, 1994.

         Record Dates:  February 1 and August 1.

         Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, The Gillette Company has caused this instrument to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto or imprinted hereon.

      Dated:  August 16, 1993

                                           The Gillette Company

                                           By   /s/ Lloyd B. Swaim
                                              -------------------------------


                                           By   /s/ Anthony S. Lucas
                                              ---------------------------------

                   [TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                           Morgan Guaranty Trust Company of
                                              New York, as Trustee

                                           By
                                              ---------------------------------
                                                      Authorized Signature

                               [REVERSE OF NOTE]

                              The Gillette Company

                         4.75% Note due August 15, 1996

         This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of November 23, 1992 (herein called the "Indenture"), duly executed and delivered by the Issuer to Morgan Guaranty Trust Company of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. The Note is one of a series designated as the 4.75% Notes due August 15, 1996 of the Issuer, limited in aggregate principal amount to $150,000,000.00.

The Issuer promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest will be payable semiannually on February 15 and August 15 of each year, commencing February 15, 1994, on said principal sum at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and will accrue at the rate per annum shown above, from the most recent date to which interest has been paid, or if no interest has been paid on these Notes, from August 16, 1993, until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the

Security register. Notwithstanding the foregoing, if the date of this Note is after the 1st day of February or August, as the case bay be, and before the immediately following February 15 or August 15, this Note shall bear interest from such February 15 or August 15; provided, that if the Issuer shall default in the payment of interest due on such February 15 or August 15, then this Note shall bear interest from the immediately preceding February 15 or August 15, to which interest has been paid or, if no interest has been paid on these Notes, from August 16, 1993. The interest so payable on any February 15 or August 15 will, subject to certain exceptions provided in the Indenture referred to herein, be paid to the person in whose name this Note is registered at the close of business on the February 1 or August 1, as the case may be, next preceding such February 15 or August 15. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          In case an Event of Default with respect to the 4.75% Notes due August 15, 1996, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series may on behalf the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Note.

         No reference herin to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge except for any tax or other governmental charge imposed in connection therewith, notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder thereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-as tenants in common
         TEN ENT-as tenants by the entireties
         JT TEN-as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT -             Custodian
                             --------------------------------------------------
                                    (Cust)                   (Minor)

         Under Uniform Gifts to Minors Act
                                           ------------------------------------
                                                        (State)

         Additional abbreviations may also be used though not in the above list.

                                ASSIGNMENT FORM

         To assign this Security, fill in the form below:
(I) or (we) assign and transfer this Security to:

- --------------------------------------------------------------------------------
               (insert assignee's social security or tax I.D. number)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
            (print or type assignee's name, address and zip code)

and irrevocable appoint
                        -------------------------------------------------------
                agent to transfer this Security on the books of the Issuer.
- ----------------
The agent may substitute another to act for him.

Dated:                                    Signature:
      ----------------------------------            ----------------------------
                                                      (Sign exactly as  your
                                                      name appears on the
                                                      other side of this
                                                      Security)

                                 [FACE OF NOTE]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has and interest herein.

Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this Note may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                                                             CUSIP No. 375766AC6
No._____                                                     $150,000,000.00


                              The Gillette Company

                         6.25% Note due August 15, 2003


         The Gillette Company, a Delaware corporation (the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, the principal sum of One Hundred Fifty Million ($150,000,000.00) Dollars on August 15, 2003.

         Interest Payment Dates: February 15 and August 15, commencing February 15, 1994.

         Record Dates:  February 1 and August 1.

         Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, The Gillette Company has caused this instrument to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto or imprinted hereon.

         Dated:  August 16, 1993

                                      The Gillette Company

                                      By  /s/ Lloyd  B. Swaim
                                          ----------------------------------

                                      By  /s/ Anthony S. Lucas
                                          ----------------------------------

                   [TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                     Morgan Guaranty Trust Company of
                                         New York, as Trustee

                                     By
                                         ---------------------------------
                                                 Authorized Signatory

                               [REVERSE OF NOTE]

                              The Gillette Company

                         6.25% Note due August 15, 2003


         This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of November 23, 1992 (herein called the "Indenture"), duly executed and delivered by the Issuer to Morgan Guaranty Trust Company of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 6.25% Notes due August 15, 2003 of the Issuer, limited in aggregate principal amount to $150,000,000.00.

         The Issuer promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest will be payable semiannually on February 15 and August 15 of each year, commencing February 15, 1994, on said principal sum at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and will accrue at the rate per annum shown above, from the most recent date to which interest has been paid, or if no interest has been paid on these Notes, from August 16, 1993, until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the

Security register. Notwithstanding the foregoing, if the date of this Note is after the 1st day of February or August, as the case may be, and before the immediately following February 15 or August 15, this Note shall bear interest from such February 15 or August 15; provided, that if the Issuer shall default in the payment of interest due on such February 15 or August 15, then this Note shall bear interest from the immediately preceding February 15 or August 15, to which interest has been paid or, if no interest has been paid on these Notes, from August 16, 1993. The interest so payable on any February 15 or August 15 will, subject to certain exceptions provided in the Indenture referred to herein, be paid to the person in whose name this Note is registered at the close of business on the February 1 or August 1, as the case may be, next preceding such February 15 or August 15. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         In case an Event of Default with respect to the 6.25% Notes due August 15, 2003, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal Amount Outstanding of the Securities of such series may on behalf of the Holders of all the securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge except for any tax or other governmental charge imposed in connection therewith, notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-as tenants in common
         TEN ENT-as tenants by the entireties
         JT TEN-as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT -                       Custodian
                             --------------------------------------------------
                                           (Cust)               (Minor)

        Under Uniform Gifts to Minors Act
                                          -------------------------------------
                                                       (State)

Additional abbreviations may also be used though not in the above list.

                                ASSIGNMENT FORM

         To assign this Security, fill in the form below:
(I) or (we) assign and transfer this Security to:

- --------------------------------------------------------------------------------
            (insert assignee's social security or tax I.D. number)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
            (print or type assignee's name, address and zip code)

and irrevocably appoint
                       --------------------------------------------------------
agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:                            Signature:
         ------------------------          ------------------------------------
                                           (Sign exactly as your name
                                           appears on the other side
                                           of this Security)

                                 [FACE OF NOTE]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this Note may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                                                            CUSIP No.375766 AD 4
Registered No. 3                                            $150,000,000.00

                              The Gillette Company

                        5.75% Note due October 15, 2005


     The Gillette Company, a Delaware corporation (the "Issuer"), for value
received, hereby promises to pay to             , or registered assigns, at the
office or agency or the Issuer in the Borough of Manhattan, The City of New York, the principal sum of One Hundred Fifty Million ($150,000,000.00) Dollars on October 15, 2005.

     Interest Payment Dates: April 15 and October 15, commencing April 15, 1994.

     Record Dates:  April 1 and October 1.

     Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, The Gillette Company has caused this instrument to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto or imprinted hereon.

     Dated:

                                                The Gillette Company

                                                By /s/ Lloyd B. Swain
                                                   ----------------------------

                   [TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                                Morgan Guaranty Trust Company of
                                                  New York, as Trustee


                                                By
                                                   ----------------------------
                                                       Authorized Signatory

                               [REVERSE OF NOTE]

                              The Gillette Company

                        5.75% Note due October 15, 2005

     This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of November 23, 1992 (herein called the "Indenture"), duly executed and delivered by the Issuer to Morgan Guaranty Trust Company of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This note is one of a series designated as the 5.75% Notes due October 15, 2005 of the Issuer, limited in aggregate principal amount to $200,000,000.00.

     The Issuer promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest will be payable semiannually on April 15 and October 15 of each year, commencing April 15, 1994, on said principal sum at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and will accrue at the rate per annum shown above, from the most recent date to which interest has been paid, or if no interest has been paid on these Notes, from October 25, 1993, until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. Notwithstanding the foregoing, if the date of this Note is after the 1st day of April or October, as the case may be, and before the immediately following April 15 or October 15, this Note shall bear interest from such April 15 or October 15; provided, that if the Issuer shall default in the payment of interest due on such April 15 or October 15, then this Note shall bear interest from the immediately preceding April 15 or October 15, to which interest has been paid or, if no interest has been paid on these Notes, from October 25, 1993. The interest so payable on any April 15 or October 15 will, subject to certain exceptions provided in the Indenture referred to herein, be paid to the person in whose name this Note is registered at the close of business on the April 1 or October 1, as the case may be, next preceding such April 15 or October 15. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     In case an Event of Default with respect to the 5.75% Notes due October 15, 2005, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or
(ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

     The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge except for any tax or other governmental charge imposed in connection therewith, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

    Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-as tenants in common
     TEN ENT-as tenants by the entireties
     JT TEN-as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -           Custodian
                         ---------------------------------------
                          (Cust)               (Minor)

     Under Uniform Gifts to Minors Act
                                       -------------------------

                                       (State)

     Additional abbreviations may also be used though not in the above list.

                                ASSIGNMENT FORM


       To assign this Security, fill in the form below:
(I) or (we) assign and transfer this Security to:

- --------------------------------------------------------------------------------
             (insert assignee's social security or tax I.D. number)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
             (print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:                                   Signature:
      -------------------------------              -----------------------------
                                                    (Sign exactly as your name
                                                    appears on the other side
                                                    of this Security)

                                 [FACE OF NOTE]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this Note may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                                                         CUSIP No.375766 AD 4
Registered No. 8                                         $50,000,000.00

                              The Gillette Company

                        5.75% Note due October 15, 2005

         The Gillette Company, a Delaware corporation (the "Issuer"), for value
received, hereby promises to pay to             , or registered assigns, at the
office or agency of the Issuer in the Borough of Manhattan, The City of New York, the principal sum of Fifty Million ($50,000,000.00) dollars on October 15, 2005.

         Interest Payment Dates:  April 15 and October 15,
         Commencing April 15, 1994.

         Record Dates:  April 1 and October 1.

         Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, The Gillette Company has caused this instrument to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto or imprinted hereon.

         Dated:

                                          The Gillette Company

                                          By /s/ Lloyd B. Swain
                                             ----------------------------------



                   [TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Securities of the series designated herein referred to in the within-mentioned indenture.

                                          Morgan Guaranty Trust Company of
                                            New York, as Trustee


                                          By
                                            ----------------------------------
                                                   Authorized Signatory

                               [REVERSE OF NOTE]

                              The Gillette Company

                        5.75% Note due October 15, 2005


          This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of November 23, 1992 (herein called the "Indenture"), duly executed and delivered by the Issuer to Morgan Guaranty Trust Company of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 5.75% Notes due October 15, 2005 of the Issuer, limited in aggregate principal amount to $200,000,000.00

         The Issuer promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest will be payable semiannually on April 15 and October 15 of each year, commencing April 15, 1994, on said principal sum at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and will accrue at the rate per annum shown above, from the most recent date to which interest has been paid, or if no interest has been paid on these Notes, from October 25, 1993, until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. Notwithstanding the foregoing, if the date of this Note is after the 1st day of April or October, as the case may be, and before the immediately following April 15 or October 15, this Note shall bear interest from such April 15 or October 15; provided, that if the Issuer shall default in the payment of interest due on such April 15 or October 15, then this Note shall bear interest from the immediately preceding April 15 or October 15, to which interest has been paid or, if no interest has been paid on these Notes, from October 25, 1993. The interest so payable on any April 15 or October 15 will, subject to certain exceptions provided in the Indenture referred to herein, be paid to the person in whose name this Note is registered at the close of business on the April 1 or October 1, as the case may be, next preceding such April 15 or October 15. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         In case an Event of Default with respect to the 5.75% Notes due October 15, 2005, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge except for any tax or other governmental charge imposed in connection therewith, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-as tenants in common
         TEN ENT-as tenants by the entireties
         JT TEN-as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT -         Custodian
                             -------------------------------------------
                                  (Cust)           (Minor)

         Under Uniform Gifts to Minors Act------------------------------
                                                   (State)

         Additional abbreviation may also be used though not in the above list.

                                ASSIGNMENT FORM

         To assign this Security, fill in the form below:
(I) or (we) assign and transfer this Security to:

- ------------------------------------------------------------------------------
         (insert assignee's social security or tax I.D. number)


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
         (print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________
agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated:                          Signature:
      ------------------                  ----------------------------
                                          (Sign exactly as your name
                                          appears on the other side of
                                          this Security)